UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 15, 2010

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 15, 2010, Neurocrine Biosciences Inc. (the “Company”) entered into a collaboration agreement with Abbott International Luxembourg S.à r.l. (“Abbott”) for the worldwide development and commercialization of elagolix, the Company’s first-in-class oral gonadotropin-releasing hormone (“GnRH”) antagonist. A joint press release announcing the collaboration is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Under the terms of the agreement, Abbott will receive worldwide exclusive rights to develop and commercialize elagolix and all next-generation GnRH antagonists for women’s and men’s health. Abbott will make an upfront payment of $75 million and will fund all ongoing development activities. The Company is eligible to receive additional milestone payments of approximately $500 million from Abbott for the achievement of certain development, regulatory and commercial milestones; plus royalty payments on any future product sales. The Company will also receive reimbursement from Abbott for internal and external expenses related to the GnRH program, this reimbursement includes approximately $20 million in personnel funding through the end of 2012.

This Current Report on Form 8-K and the joint press release referred to herein contain forward-looking statements that involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward looking statements are risks and uncertainties associated with the Company’s elagolix and GnRH development programs and business and finances, including, but not limited to, the risk that elagolix will not successfully proceed to Phase III clinical trials or that in later stage clinical trials it will not show that it is effective in treating humans; risk associated with the Company’s dependence on Abbott for Phase III development, commercial manufacturing and marketing and sales activities with respect to the elagolix and GnRH development programs; determinations by regulatory and governmental authorities; uncertainties relating to patent protection and intellectual property rights of third parties; the impact of competitive products and technological changes; the availability of capital and cost of capital; and other material risks. A more complete description of these and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. The Company undertakes no obligation to update forward looking statements after the date hereof.

A copy of the collaboration agreement between the Company and Abbott will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description of Exhibit

99.1	Joint Press Release dated June 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 16, 2010	NEUROCRINE BIOSCIENCES, INC.

/S/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release dated June 16, 2010